UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 7, 2022

Hallmark Financial Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-11252	87-0447375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas 75240
(Address of Principal Executive Offices, and Zip Code)

817-348-1600
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	HALL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

The information set forth below in “Item 2.01 Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 7, 2022, Hallmark Financial Services, Inc. (the “Company”), and Hallmark Specialty Underwriters, Inc. (“HSU” and, together with the Company, the “Sellers”), entered into a Master Transaction Agreement (the “MTA”) with Starstone U.S. Holdings, Inc. (“Buyer”), an affiliate of Core Specialty Insurance Holdings, Inc. (“Core”).

Pursuant to the MTA, as of the Effective Date (as defined below), the Company sold, and Buyer purchased, 100% of the issued and outstanding units of the Company’s agency subsidiary, Heath XS, LLC (“HXS”), and the Sellers sold certain assets, and Buyer acquired such assets and assumed certain liabilities, of the Sellers’ excess and surplus lines operations (the “Business”), for total consideration of $40,000,000, subject to adjustment as provided in the MTA. Also as of the Effective Date, in exchange for the reinsurance by the Reinsurer (as defined below) of liabilities associated with the unearned premium reserves under the Reinsurance Agreement (as defined below), the Ceding Companies (as defined below) delivered to the Reinsurer an amount equal to the net unearned premium reserve of the Ceding Companies in respect of the Business (estimated to be $86.4 million as of the Effective Date) and received a 23% ceding commission (estimated to be $19.9 million as of the Effective Date) in consideration therefor.

The MTA contains customary representations and warranties with respect to Buyer, the Sellers and HXS, as well as customary post-closing covenants. Following the closing of the transactions contemplated by the MTA, the Sellers and Buyer have agreed to indemnify the other for breaches of representations, warranties, covenants and certain other matters specified therein. Affiliates of Buyer and the Sellers also entered into certain other transaction documents in order to effectuate the transactions contemplated by the MTA.

Raymond James & Associates, Inc., the Company’s financial advisor, delivered its written opinion to the Board of Directors of the Company as to the fairness, from a financial point of view, of the consideration received by the Company pursuant to the MTA as of September 30, 2022.

In connection with the MTA, Hallmark Specialty Insurance Company, (“HSIC”), American Hallmark Insurance Company of Texas (“AHIC”), Hallmark Insurance Company (“HIC”), and Hallmark National Insurance Company (“HNIC” and, together with HSIC, AHIC and HIC, the “Ceding Companies”), each a subsidiary of the Company, entered into an Unearned Premium and Prospective Quota Share Reinsurance Agreement (the “Reinsurance Agreement”) with Starstone National Insurance Company, an affiliate of Core (the “Reinsurer”). Pursuant to the Reinsurance Agreement, each of the Ceding Companies will cede to Reinsurer, and Reinsurer will accept and reinsure, on a 100% quota share indemnity reinsurance basis, unearned premium as of September 30, 2022 in respect of certain reinsured policies of the Ceding Companies constituting the Business and business placed by HXS with the Ceding Companies between September 30, 2022 and September 30, 2023, and Reinsurer will provide certain administrative services on behalf of the Ceding Companies with respect to such reinsured policies. Certain transactions contemplated by the MTA and the Reinsurance Agreement are effective as of September 30, 2022 (the “Effective Date”).

The foregoing descriptions of the MTA, Reinsurance Agreement and transactions contemplated by such documents do not purport to be complete and are qualified in their entirety by reference to the full text of (i) the MTA and (ii) the Reinsurance Agreement. Copies of the MTA and Reinsurance Agreement are filed as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference in their entirety.

The MTA is not intended to provide any other factual information about the parties thereto. In particular, the representations and warranties contained in the MTA were made only for the purposes of the MTA as of specific dates therein and were solely for the benefit of the parties to the MTA. The representations and warranties contained in the MTA are subject to limitations agreed upon by the parties thereto and are qualified by information in confidential disclosure schedules provided in connection with the signing thereof.

Item 8.01.	Other Events.

On October 7, 2022, the Company issued a press release announcing the completion of the transactions contemplated by the MTA and Reinsurance Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of the Company and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, which may adversely affect the ability of the Company to realize the anticipated benefits of the transaction. Important risk factors and information regarding the Company are described under the heading “Risk Factors” in our Form 10-K filed with the SEC on March 16, 2022, our Form 10-Q filed with the SEC on August 15, 2022, and in subsequent filings made by us with the SEC, which are available on the SEC’s website at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We do not undertake any duty to update any forward-looking statement or other information in this Current Report on Form 8-K, except as required by U.S. federal securities law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Master Transaction Agreement, dated as of October 7, 2022, by and among Hallmark Financial Services, Inc., Hallmark Specialty Underwriters, Inc. and Starstone U.S. Holdings, Inc.*

10.1	Unearned Premium and Prospective Quota Share Reinsurance Agreement, dated as of October 7, 2022, by and among Hallmark Specialty Insurance Company, American Hallmark Insurance Company of Texas, Hallmark Insurance Company, Hallmark National Insurance Company and Starstone National Insurance Company.

99.1	Press release, dated October 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Hallmark Financial Services, Inc. agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

By:	/s/ Christopher J. Kenney
	Name:	Christopher J. Kenney
	Title:	President & Chief Financial Officer

Date: October 7, 2022